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                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                        YOUTHSTREAM MEDIA NETWORKS, INC.

                    (Pursuant to Sections 242 and 243 of the
                General Corporation Law of the State of Delaware)

      It is hereby certified that:

      1. The name of the corporation is YouthStream Media Networks, Inc. (the "Corporation"). The name under which the Corporation was originally incorporated was Nuparent, Inc., and the date of filing of the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware was June 22, 1999.

      2. The board of directors of the Corporation duly adopted a resolution proposing and declaring it advisable that the certificate of incorporation of the Corporation be amended and restated in its entirety to read as follows:

                                      FIRST

      The name of the corporation is YouthStream Media Networks, Inc. (the "Corporation").

                                     SECOND

      The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law").

                                      THIRD

      The total number of shares of capital stock the Corporation shall have authority to issue is 50,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), and 5,000,000, shares of preferred stock, $.01 par value per share (the "Preferred Stock"). The Board of Directors may authorize, without further stockholder approval, the issuance from time to time of the preferred stock in one or more series with such designations and such powers, preferences and rights, and such qualifications, limitations or restrictions (which may differ with respect to each series) as the Board of Directors may fix by resolution. Shares of capital stock of the Corporation may be issued for such consideration, not less than the par value thereof, as shall be fixed from time

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to time by the Board of Directors, and shares issued for such consideration shall be fully paid and nonassessable.

                                     FOURTH

      The registered office of the Corporation in the State of Delaware is to be located at 1013 Centre Road, Wilmington, County of New Castle, Delaware 19905. The name of its registered agent at that address is Corporation Service Company.

                                      FIFTH

      The duration of the corporation is to be perpetual.

                                      SIXTH

      Action required or permitted to be taken at a meeting of the stockholders of the Corporation may not be taken by consent or consents in writing in lieu of a meeting. The stockholders of the Corporation owning 80% of the outstanding shares of Common Stock may, by a vote of stockholders present, in person or by proxy, at a meeting in which a quorum is present, amend or repeal this Article SIXTH. The stockholders of the Corporation may not otherwise amend or repeal this Article SIXTH.

                                     SEVENTH

                                       A.

      The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors (which shall not be fewer than three, unless otherwise determined by the Board of Directors) constituting the whole board permits, with the term of office of one class expiring each year. At the next election of directors, directors of the first class (which shall initially be comprised of __________, ___________ and ____________) shall be selected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class (which shall initially be comprised of ___________ and ___________) shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class (which shall initially be comprised of ___________ and __________) shall be elected to hold office for a term expiring at the third succeeding annual meeting. Subject to the foregoing, at each annual meeting of stockholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for at term expiring at the third succeeding annual meeting and each director so elected shall hold office until his successor is elected and qualified, or until his earlier resignation or removal. If the number of directors is changed, any increase or decrease in the number of directors shall be apportioned among the three classes to make all classes as nearly equal in number as possible, and the Board of Directors shall decide which class shall contain an unequal number of directors.


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                                       B.

            (1) General. Nominations of persons for election to the Board of Directors may be made at an annual meeting of stockholders or special meeting of stockholders called by the Board of Directors for the purpose of electing directors. Nominations may be made only (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this section B. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not fewer than 50 days or more than 80 days prior to the scheduled date of the stockholders' meeting, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that, if fewer than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed or (b) the day on which such public disclosure was made.

            (2) Notice. A stockholder's notice to the secretary shall set forth:
(a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation beneficially owned by such person on the date of such stockholder's notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor statute (the "Exchange Act"), including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving notice, (i) the name and address, as such information appears on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation beneficially owned by such stockholder and each other stockholder known by such stockholder to be supporting such nominee(s) on the date of such stockholder notice and (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (c) a description of all arrangements or understandings between the stockholder and each nominee and other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

            (3) Determinations. No person shall be eligible for election as a director of the Corporation, unless nominated in accordance with the procedures set forth in this section B. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this section B, and, if the chairman of the meeting should so determine, he shall so declare to the meeting and the


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defective nomination shall be disregarded.

                                       C.

      The stockholders of the Corporation owning 80% of the outstanding shares of Common Stock may, by a vote of stockholders present, in person or by proxy, at a meeting in which a quorum is present, amend or repeal this Article SEVENTH. The stockholders of the Corporation may not otherwise amend or repeal this Article SEVENTH..

                                     EIGHTH

                                       A.

      No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director, provided that this Article EIGHTH shall not eliminate or limit the liability of a director (1) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions of such director not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which such director derived an improper personal benefit, in respect of which such breach of fiduciary duty occurred. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time.

                                       B.

      (1) Right of Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, (a) is or was a director or officer of the Corporation or (b) is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her


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heirs, executors and administrators; provided, however, that, except as provided in paragraph (2) hereof, the Corporation shall indemnify any such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article EIGHTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation law requires, the payment of such expenses incurred by a director or officer in his or her capacity as such (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service with respect to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article EIGHTH or otherwise. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

      (2) Right of Claimant to Bring Suit. If a claim under paragraph (1) of this Article EIGHTH is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (3) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

      (4) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against any such expense, liability or loss, whether or not the Corporation would have the power to


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indemnify such person against such expense, liability or loss under the Delaware
General Corporation Law.

      (5) Expenses as a Witness. To the extent any director, officer, employee or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or on his behalf in connection therewith.

      (6) Indemnity Agreements. The Corporation may enter into an agreement with any director, officer, employee or agent of the Corporation providing for indemnification to the fullest extent permitted by the Delaware General Corporation Law.

                                      NINTH

      The directors of the Corporation may, by a vote of a majority of directors present at a meeting in which a quorum is present, adopt, amend or repeal any By-law. The stockholders of the Corporation owning 80% of the outstanding shares of Common Stock may, by a vote of stockholders present, in person or by proxy, at a meeting in which a quorum is present, adopt, amend or repeal any By-law. The stockholders of the Corporation may not otherwise adopt, amend or repeal any By-law.

      3. The foregoing amendment has been duly adopted by the sole stockholder of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      4. This Restated Certificate of Incorporation shall be effective on and as of the date of filing this Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware.

Date: _________, 1999


                                                     ---------------------------
                                                           Edward W. Kerson
                                                             President


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